UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2013

PIXELWORKS, INC.

(Exact name of registrant as specified in its charter)

OREGON	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

224 Airport Parkway, Suite 400

San Jose, CA 95110

(408) 200-9200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 8.01	Other Events

On August 16, 2013, Pixelworks, Inc. (the “Company”) entered into an underwriting agreement with Roth Capital Partners, LLC (the “Underwriter”) in connection with the offer and sale by the Company of 2,630,000 shares of the Company’s common stock, par value $0.001 per share, at a price to the public of $3.50 per share. The Company granted the Underwriter an option to purchase up to 394,500 additional shares of the Company’s common stock to cover over-allotments, which the Underwriter has not yet exercised. The option granted to the Underwriter to purchase additional shares of the Company’s common stock expires on September 15, 2013. The Company expects to receive net proceeds from this offering of approximately $8.3 million, after deducting underwriting discounts and commissions and other estimated transaction expenses payable by the Company of approximately $0.9 million. The shares are being offered and sold under a prospectus supplement and related prospectus filed with the U.S. Securities and Exchange Commission pursuant to the Company’s shelf registration statement on form S-3 (File No. 333-170768). The offering is expected to close on or about August 21, 2013, subject to the satisfaction of specified closing conditions. A copy of the underwriting agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In connection with the filing of the underwriting agreement, the Company is filing as Exhibit 5.1 hereto an opinion of Alto Law Group LLC, Oregon counsel to the Company, regarding certain Oregon law matters.

On August 15, 2013, the Company issued a press release entitled “Pixelworks Announces Public Offering of Common Stock,” a copy of which is filed as an exhibit to and incorporated by reference into this Current Report on Form 8-K. On August 16, 2013, the Company issued a press release entitled “Pixelworks Announces Details of Common Stock Offering,” a copy of which is filed as an exhibit to and incorporated by reference into this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated August 16, 2013, by and among Pixelworks, Inc. and Roth Capital Partners, LLC.

5.1	Opinion of Alto Law Group LLC.

99.1	Press Release issued by Pixelworks, Inc., dated August 15, 2013.

99.2	Press Release issued by Pixelworks, Inc., dated August 16, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC. (Registrant)

Date: August 16, 2013	By:	/s/ Steven L. Moore
Steven L. Moore Vice President, Chief Financial Officer, Secretary and Treasurer

Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 16, 2013, by and among Pixelworks, Inc. and Roth Capital Partners, LLC.

5.1	Opinion of Alto Law Group LLC.

99.1	Press Release issued by Pixelworks, Inc., dated August 15, 2013.

99.2	Press Release issued by Pixelworks, Inc., dated August 16, 2013.